SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549


                               FORM 8-K


                            CURRENT REPORT



                 Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934


                      ESB FINANCIAL CORPORATION
        ---------------------------------------------------
        (Exact name of registrant specified in its charter)




    Pennsylvania                      0-19345                   25-1659846
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(State or other jurisdiction   (Commission File Number)    (I.R.S. Employer
incorporation or organization)                           Identification Number)




600 Lawrence Avenue
Ellwood City, Pennsylvania                               16117
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(Address of principal executive offices)               (Zip Code)








                             (724) 758-5584
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           (Registrant's telephone number, including area code)



ESB Financial Corporation
Form 8-K
Page 2

Item 5.   Other Events

     The information to be reported herein is incorporated by reference from the press release, dated March 19, 2003, filed as Exhibit 99 to this Form 8-K.

Item 7.   Financial Statements and Exhibits

               (a)  Not applicable.

               (b)  Not applicable.

               (c)  Exhibits.

                    99   Press release dated March 19, 2003.
























ESB Financial Corporation
Form 8-K
Page 3

                              SIGNATURES
                              ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        ESB Financial Corporation
                                        -------------------------
                                              (Registrant)



Date: March 19, 2003              By:/s/ Charlotte A. Zuschlag
      --------------                 -------------------------------------
                                     Charlotte A. Zuschlag
                                     President & Chief Executive Officer
                                     (Principal Executive Officer)